UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2007

First Trinity Financial Corporation
 (Exact name of registrant as specified in its charter)

Oklahoma		34-1991436
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7633 E 63rd Place, Suite 230, Tulsa, OK	74133
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

(b) If the registrant’s principal executive officer, president, principal financial officer, principal accounting officer, principal operating officer, or any person performing similar functions, or any named executive officer, retires, resigns or is terminated from that position, or if a director retires, resigns, is removed, or refuses to stand for re-election (except in circumstances described in paragraph (a) of this Item 5.02), disclose the fact that the event has occurred and the date of the event.

On October 4, 2007, John Perkins resigned as President to take a compliance position in the Company. The Board of Directors elected Gregg Zahn as President and CEO at the meeting.

(c) If the registrant appoints a new principal executive officer, president, principal financial officer, principal accounting officer, principal operating officer, or person performing similar functions, disclose the following information with respect to the newly appointed officer:

(1) the name and position of the newly appointed officer and the date of the appointment;

Gregg Zahn was appointed President and CEO on October 4, 2007.

(2) the information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K (17 CFR 229.401(b), (d), (e) and
229.404(a)), or, in the case of a small business issuer, Items 401(a)(4), (a)(5), (c), and Items 404(a) of Regulation S-B (17 CFR
228.401(a)(4), (a)(5), (c), and 228.404(a) respectively); and

Gregg Zahn: Mr. Zahn is President and CEO as well as a Director of the Company. He previously served as Director of Training and Recruiting from inception of the company in 2004 until becoming President on October 4, 2007. He is also the President and a Board member of Trinity Life Insurance Company and First Trinity Capital Corporation. He has served as a Board member of First Trinity Capital since their inception in 2006. He became President of each company on October 4, 2007. Between 1997 and March 2004 Mr. Zahn served as Marketing Vice President of First Alliance Corporation of Lexington, Kentucky and as Assistant to the President of First Alliance Corporation and Mid American Alliance Corporation. He was President of Alliance Insurance Management from 2001 to 2003

(3) a brief description of any material plan, contract or arrangement (whether or not written) to which a covered officer is a party or in which he or she participates that is entered into or material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

The Board of Directors approved a recommendation from the Compensation Committee to enter into a three year contract with Gregg Zahn to serve as President subject to signature of the parties and the addition of a noncompete clause and arbitration language. It was agreed that the contract will provide for an annual salary of $180,000, a $750 a month car allowance, and benefits available to the Company’s employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Trinity Financial Corporation

Date: October 10, 2007	By:	/s/ Gregg Zahn

	Name:	Gregg Zahn
	Title:	President